SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            27-Sep-99

FINANCIAL ASSET SECURITIES CORP.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JUNE 1, 1999, PROVIDING FOR THE ISSUANCE OF
NEW CENTURY HOME EQUITY LOAN TRUST, ASSET BACKED PASS-
THROUGH CERTIFICATES, SERIES 1999-NCA)

Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware               333-84929                      06-1442101
(State or Other        (Commission                    (I.R.S. Employer
Jurisdiction of        File Number)                   Identification
Incorporation)                                        Number)

600 Steamboat Road
Greenwich, Connecticut                06830
(Address of Principal                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 203-625-2700

Item 5.  Other Events

On            27-Sep-99 a scheduled distribution was made from the
          trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
              27-Sep-99 The Monthly Report is filed pursuant to and
          in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.        Monthly Report Information:
          See Exhibit No.1

B.        Have any deficiencies occurred?   NO.
                       Date:
                       Amount:

C.        Item 1: Legal Proceedings:                  NONE

D.        Item 2: Changes in Securities:              NONE

E.        Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.        Item 5: Other Information - Form 10-Q, Part II -
          Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

          Exhibit No.

1. Monthly Distribution Report dated                         27-Sep-99

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 1999-NCA

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                             9/27/99

                       Beginning
                       Certificate
Class     Cusip        Balance(1)     Principal
A-1       64352VAU5      92,387,565.46    2,452,835.67
A-2       64352VAV3      49,991,804.47            0.00
A-3       64352VAW1      44,992,624.02            0.00
A-4       64352VAX9      49,991,804.47            0.00
A-5       64352VAY7      22,262,350.36            0.00
A-6       64352VAZ4      22,996,230.05            0.00
A-7       64352VBA8      38,096,294.55      237,004.84
A-8IO     64352VBB6      24,996,230.05            0.00

Total                   320,718,673.38    2,689,840.51

                       Unpaid         Ending
                       Interest       Certificate
Class     Interest     Shortfall      Balance
A-1          464,834.56         $0.00    89,934,729.79
A-2          278,287.71         $0.00    49,991,804.47
A-3          253,458.45         $0.00    44,992,624.02
A-4          300,784.02         $0.00    49,991,804.47
A-5          140,067.29         $0.00    22,262,350.36
A-6          136,252.66         $0.00    22,996,230.05
A-7          232,387.40         $0.00    37,859,289.71
A-8IO         40,306.61         $0.00    24,996,230.05

Total      1,846,378.70         $0.00   318,028,832.87

                AMOUNTS PER $1,000 UNIT


Class     Principal    Interest       Total
A-1           25.550372       4.842027       30.392398
A-2            0.000000       5.565754        5.565754
A-3            0.000000       5.632410        5.632410
A-4            0.000000       6.015680        6.015680
A-5            0.000000       6.290635        6.290635
A-6            0.000000       5.924029        5.924029
A-7            6.118780       5.999571       12.118352
A-8IO          0.000000       1.612264        1.612264

                AMOUNTS PER $1,000 UNIT
          Ending       Unpaid         Current         Next
          Certificate  Interest       Pass-Through    Pass-Through
Class     Balance      Shortfall      Interest Rate   Interest Rate
A-1          936.820102       0.000000        5.48875%        5.53250%
A-2          999.836089       0.000000        6.68000%        6.68000%
A-3          999.836089       0.000000        6.76000%        6.76000%
A-4          999.836089       0.000000        7.22000%        7.22000%
A-5          999.836089       0.000000        7.55000%        7.55000%
A-6          999.836089       0.000000        7.11000%        7.11000%
A-7          977.417507       0.000000        7.32000%        7.32000%
A-8IO        999.849202       0.000000        1.93501%        1.93501%


Distribution Date:           27-Sep-99

Distribution Statement
Pooling and Servicing Agreement Dated June 1, 1999

                                          Group 1         Group 2
a) Beginning Pool Principal Balance     283,848,556.58   38,202,680.88
Ending Pool Principal Balance           282,041,299.47   38,026,671.26

Beginning Pre-Funded Account Balance              0.00            0.00
W/Ds to purchase Subsequent Loans                 0.00            0.00
Amount Distributed as Principal                   0.00            0.00

Capitalized Interest Requirement                  0.00            0.00




b) Interest from Purchased Loans                 0.00
Principal from Purchased Loans                   0.00
Substitution Shortfall Amount                    0.00

c)                          Extra          Basic
                          Principal      Principal
              Class     Distribution    Distribution
               A-1          645,578.56    1,807,257.11
               A-2                0.00            0.00
               A-3                0.00            0.00
               A-4                0.00            0.00
               A-5                0.00            0.00
               A-6                0.00            0.00
               A-7           60,995.22      176,009.62

d) Available Funds Shortfall                      0.00
Insured Distribution Amount               1,846,378.70
Insured Payment                                   0.00
Reimbursement Amount                              0.00

                                          Group 1         Group 2
e) Overcollateralized Amount              1,871,756.31      167,381.55
Overcollateralization Target Amount      10,017,667.73    1,355,447.12
Overcollateralization Release Amount              0.00            0.00

                                          Group 1         Group 2
f) Servicing Fee                            118,252.33       15,917.26
Trustee Fee                                   2,247.13          302.44
Insurer Premium                              42,025.43        5,678.89

g) Weighted Average Rate Cap                                  7.57534%
Realized Losses                                                   0.00
Cumulative Realized Losses                                        0.00
Cut-Off Date Pool Bal (includes prefunded loans)        324,946,138.40
Cumulative Realized Losses/Cut-Off Date Pool Bal              0.00000%
Cumulative Number of liquidated Loans                                0
Cumulative Balance of liquidated Loans                            0.00



                                         Beginning         Ending
h) Weighted Avg of rem terms of Loans              319             318
Weighted Avg Mortgage Rate of Loans          10.19985%       10.19813%
# of Mortgage Loans outstanding                  4,112

i) Delinquency Adv's for current per                        155,286.72
Servicing Adv's for current per                                   0.00
Agg Out Delinq Adv's made by Master Servicer                      0.00*
Agg Nonrecov Delinq Adv's made by Master Servicer                 0.00
Prepay Int Shortfalls advanced by Master Servicer             5,683.68
*As of the current distribution date,
information was not available from servicer.

                                          Group 1         Group 2
j) Principal Distribution Amount          2,452,835.67      237,004.84
Interest Distribution Amount              1,609,616.30      236,762.40

k) Has the Stepdown Requirement been satisfied?       NO
Has the Servicer Termination Test been violated?      NO

Performance Measures used in above tests:
Rolling Delinquency Percentage                0.29035%
Cumulative Loss Percentage                    0.00000%
Annual Loss Percentage                        0.00000%

l) Prepayment Penalties                      38,603.15

                                          Group 1         Group 2
Scheduled Principal                         253,241.19       23,546.22
Full and Partial Prepayments              1,554,015.92      152,463.40


m) Original Cut-off Loan Balance of modified or extended Loans:
             Loan #     Original Bal    Current Bal


n) Residual Class Total Distribution              0.00
Class P Total Distribution
Prepayment Penalties                         38,603.15
Principal Distributions                           0.00
                                             38,603.15

o) Delinquency And Foreclosure Information:
                                          Group 1
                        # of Accounts  Principal Bal     % of Total
30-59 Days Delinquent               33    2,771,635.43          0.983%
60-89 Days Delinquent               18    1,287,035.50          0.456%
90+ Days Delinquent                  7      567,014.65          0.201%
Aggregate                           58    4,625,685.58          1.640%
The above statistics include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties

                        # of Accounts  Principal Bal     % of Total
Loans in foreclosure                15    1,186,103.33          0.421%
Loans in bankruptcy                  7      541,840.81          0.192%
REO Properties                       0            0.00          0.000%

                                          Group 2
                        # of Accounts  Principal Bal     % of Total
30-59 Days Delinquent                1      312,992.81          0.823%
60-89 Days Delinquent                1      296,904.83          0.781%
90+ Days Delinquent                  0            0.00          0.000%
Aggregate                            2      609,897.64          1.604%
The above statistics include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties

                        # of Accounts  Principal Bal     % of Total
Loans in foreclosure                 0            0.00          0.000%
Loans in bankruptcy                  0            0.00          0.000%
REO Properties                       0            0.00          0.000%



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FINANCIAL ASSET SECURITIES
                                      CORPORATION

                                      By: /s/ Eve Kaplan
                                      Name:  Eve Kaplan
                                      Title: Vice President
                                      U.S. Bank National Association

Dated:          9/30/99